UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2025
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 4, 2025, PROS Holdings, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders virtually via live webcast (the “Special Meeting”). As of the close of business on October 27, 2025, the record date for the Special Meeting, there were 48,297,780 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 32,845,275 shares of Common Stock were present or represented by proxy, representing 68% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, holders of Common Stock voted on three proposals, as described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 3, 2025.

At the Special Meeting, the Company’s stockholders were asked to consider and vote on the following matters:

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to approve the Agreement and Plan of Merger, dated as of September 22, 2025, by and among the Company, Project Portofino Parent LLC, a Delaware limited liability company (“Parent”), and Project Portofino Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), to effect the merger of Merger Sub with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Merger”).

Proposal No. 2 (the “Compensation Proposal”) was to consider and vote on the proposal to approve, by non-binding, advisory vote, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

Proposal No. 3 (the “Adjournment Proposal”) was to consider and vote on the proposal to adjourn the Special Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement was provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal.

At the Special Meeting, the Merger Proposal and the Compensation Proposal were approved; however, because the Merger Proposal was approved, the Adjournment Proposal was not necessary.

The final voting results for each proposal are set forth below.

Proposal No. 1 – The Merger Proposal

Votes For	Votes Against	Abstentions
32,757,830	60,712	26,733

Proposal No. 2 – The Compensation Proposal

Votes For	Votes Against	Abstentions
32,208,218	448,642	188,415

No other business properly came before the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

December 4, 2025	/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary